Exhibit 10.73

AMENDMENT 2004-1

TO THE

SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN

FOR SELECTED EMPLOYEES OF SCPIE MANAGEMENT COMPANY

(As Amended and Restated Effective as of January 1, 2001)

This Amendment 2004-1 to the Supplemental Employee Retirement Plan for Selected Employees of SCPIE Management Company, as amended and restated effective as of January 1, 2001 (the “Plan”), is effective as of February 24, 2004.

1. The following sentences shall be added to the end of the preamble to the Plan on page 1 of the Plan:

The Plan has been amended effective as of February 24, 2004 to cease further benefit accruals as of February 24, 2004. Additionally, Service (as defined below) on or after February 24, 2004 shall not be included for purposes of determining a Participant’s eligibility for benefits under the Plan or the amount of a Participant’s retirement benefits under the Plan. Additionally, no employee of the Company or any other employer shall become a Participant (as defined below) on or after February 24, 2004.

2. The following sentence shall be added to the definition of “Earnings” in Section 1.9 of the Plan:

A Participant’s Earnings shall not include any compensation paid to such Participant by the Company on or after February 24, 2004.

3. The following sentence shall be added to the definition “Final Average Earnings” in Section 1.11 of the Plan:

With respect to a Participant whose Severance from Service Date occurs on or after February 24, 2004, for purposes of determining such Participant’s Final Average Earnings, such Participant’s Severance from Service Date shall be deemed to be February 24, 2004.

4. The following sentence shall be added to the definition of “Service” in Section 1.15 of the Plan:

With respect to a Participant whose Severance from Service Date occurs on or after February 24, 2004, for purposes of the Plan, such Participant’s Service shall not include such Participant’s service as an employee of the Company or a Subsidiary on or after February 24, 2004.

5. The following sentence shall be added to Section 2.1 of the Plan:

No employee of the Company shall become a Participant on or after February 24, 2004.

6. The following sentence shall be added to Section 2.2 of the Plan:

Notwithstanding anything in the Plan to the contrary, a Participant who, as of February 24, 2004, has not completed five (5) years of Service after attaining age 45 shall not receive, and such Participant’s Beneficiary shall not receive, benefits under the Plan.

7. The following sentence shall be added to Section 3.1 of the Plan:

Notwithstanding anything in the Plan to the contrary, no Participant shall accrue additional benefits under the Plan on or after February 24, 2004.

IN WITNESS WHEREOF, the Company hereby executes this Amendment 2004-1 to the Plan.

SCPIE MANAGEMENT COMPANY

	By:	/s/ DONALD J. ZUK
February 24, 2004
Date	Title:	President and CEO

	By:	/s/ JOSEPH P. HENKES
February 24, 2004
Date	Title:	Secretary

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